Exhibit 32(1)



I, Gregory Cuneo, Chief Executive Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q of the Company for the period ending December 31, 2003 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     2.   The information  contained in the Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

                                           DUALSTAR TECHNOLOGIES CORPORATION
                                                    (Registrant)

                                           By: /s/  GREGORY CUNEO
                                           -------------------------------------
                                           Gregory Cuneo
                                           President and Chief Executive Officer


         Dated:   February 17, 2004